UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005
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Commission file number	Exact name of Registrant as specified in its charter, State of incorporation, Address and Telephone number	IRS Employer Identification No.
1-14766	Energy East Corporation (Incorporated in New York) 52 Farm View Drive New Gloucester, Maine 04260-5116 (207) 688-6300 www.energyeast.com	14-1798693

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of                  Principal Officers

and

Item 8.01  Other Events

          On June 9, 2005, the Board of Directors of Energy East Corporation (the "Corporation") elected Robert E. Rude as Senior Vice President and Chief Regulatory Officer of the Corporation. Mr. Rude had formerly been the Corporation's Vice President and Controller and its principal accounting officer. The Board of Directors also elected Robert D. Kump as Vice President, Controller and Chief Accounting Officer; F. Michael McClain as Vice President - Finance, Treasurer and Chief Integration Officer; and Richard R. Benson as Vice President and Chief Administrative Officer.

          Mr. Kump, 43, was Vice President, Treasurer & Secretary of the Corporation since February 2002 and was Vice President and Treasurer from August 2000 through February 2002. The Corporation's Definitive Proxy Statement dated April 20, 2005, describes the material terms of Mr. Kump's employment arrangements with the Corporation, which information is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits
99-1	Press release dated June 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2005	ENERGY EAST CORPORATION (Registrant) By /s/Robert D. Kump Robert D. Kump Vice President, Controller and Chief Accounting Officer